UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Definitive Proxy Statement

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☐           Soliciting Material Under Rule 14a-12

NEUROTROPE, INC.
(Name of Registrant as Specified in Its Charter)

IROQUOIS MASTER FUND LTD. IROQUOIS CAPITAL INVESTMENT GROUP LLC AMERICAN CAPITAL MANAGEMENT, LLC IRIQUOIS CAPITAL MANAGEMENT, LLC JOSHUA SILVERMAN RICHARD ABBE KIMBERLY PAGE
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JULY 7, 2016

IROQUOIS MASTER FUND LTD.
[____________], 2016

_____________________

______ ___, 2016

Dear Fellow Neurotrope Stockholder:

This Consent Statement and the enclosed [COLOR] consent card are being furnished by Iroquois Master Fund Ltd., together with the other participants named herein (collectively, “Iroquois,” “we” or “us”).  Iroquois beneficially owns in the aggregate approximately 9.99% of the outstanding shares of common stock of Neurotrope, Inc., a Nevada corporation (“Neurotrope” or the “Company”), including shares of common stock issuable upon the conversion of the Company’s preferred stock and the exercise of certain warrants, making us one of the Company’s largest stockholders. We are soliciting your consent for a number of proposals, the effect of which will be to add five (5) highly qualified director nominees to the Board of Directors of Neurotrope (the “Board”). By providing your consent, you will help to enable these proposals to reconstitute the Board to succeed and help ensure that stockholders’ best interests are being looked after by the Board. We urge all stockholders to support this effort.

We are extremely concerned with the direction of the Company under the leadership of its current management team, specifically the current President and Chief Executive Officer Charles Ramat. Given Mr. Ramat’s lack of experience in the biotechnology industry, we believe he lacks the knowledge and experience necessary to guide the Company going forward through its clinical trials. Additionally, we believe his excessive compensation package is unwarranted and damaging to a Company with limited resources.  We therefore believe the Board must be reconstituted to ensure that the directors take all necessary steps for the Company’s stockholders to realize the maximum value of their investment.

That is why we are conducting this solicitation seeking to add our five qualified nominees, [____________], [____________], [____________], [____________], and [____________], as directors.

We urge you to carefully consider the information contained in the attached Consent Statement and then support our efforts by signing, dating and returning the enclosed [COLOR] consent card today. The attached Consent Statement and the enclosed [COLOR] consent card are first being furnished to the stockholders on or about [_______], 2016. We urge you not to sign any revocation of consent card that may be sent to you by Neurotrope. If you have done so, you may revoke that revocation of consent by delivering a later dated [COLOR] consent card to Iroquois or to the principal executive offices of Neurotrope.

If you have any questions or require any assistance in executing your consent, please contact ____________ at ____________ or [phone].

Thank you for your support,

/s/ Joshua Silverman

Joshua Silverman
Iroquois Master Fund Ltd.

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JULY 7, 2016

NEUROTROPE, INC.
_________________________

CONSENT STATEMENT

OF

IROQUOIS MASTER FUND LTD.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED [COLOR] CONSENT CARD TODAY

Iroquois Master Fund Ltd. (“Iroquois Master Fund”), Iroquois Capital Investment Group LLC (“ICIG”), American Capital Management, LLC (“American Capital”), Iroquois Capital Management, LLC (“Iroquois Capital”), Joshua Silverman, Richard Abbe, and Kimberly Page (collectively, “Iroquois,” “we” or “us”) are significant stockholders of Neurotrope, Inc., a Nevada corporation (“Neurotrope” or the “Company”), beneficially owning approximately 9.99% of the outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company, including shares of Common Stock issuable upon the conversion of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock” and together with the Common Stock, the “Voting Stock”), and the exercise of certain warrants of the Company (the “Warrants”).  This Consent Statement and the enclosed [COLOR] consent card are being furnished by Iroquois and its five nominees listed below in connection with our solicitation of written consents from you, holders of shares of Voting Stock of the Company.  A solicitation of written consents is a process that allows a company’s stockholders to act by submitting written consents to any proposed stockholder actions in lieu of voting in person or by proxy at an annual or special meeting of stockholders. We are soliciting written consents from the holders of shares of Voting Stock to take the following actions (each, as more fully described in this Consent Statement, a “Proposal” and together, the “Proposals”), in the following order, without a stockholders’ meeting, as authorized by Nevada law:

Proposal No. 1 – Amend Article III, Section 1 of Neurotrope’s Amended and Restated By-Laws (the “Bylaws”) to provide that stockholders have the ability to fix the size of the Company’s Board of Directors (the “Board”) and to increase the size of the Board to eleven directors (the “Board Size Proposal”);

Proposal No. 2 – Amend Article III, Section 2 of the Bylaws to allow newly created directorships resulting from an increase in the size of the Board to be filled by a vote of the stockholders (the “Vacancy Proposal”);

Proposal No. 3 – Subject to approval of Proposals 1 and 2, elect each of [____________],[____________],[____________],[____________], and [____________] (each, a “Nominee” and collectively, the “Nominees”) to serve as a director of Neurotrope (or, if any such Nominee is unable or unwilling to serve as a director of Neurotrope, any other person designated as a Nominee by Iroquois) (the “Election Proposal”); and

Proposal No. 4 – Remove the power of the Board to amend the Bylaws prior to the next annual meeting of stockholders and repeal any provision of the Bylaws adopted by the Board in effect at the time this proposal becomes effective that was not included in the Bylaws as of the date of the initial filing of this Consent Solicitation on July 7, 2016 with the Securities and Exchange Commission (the “Bylaw Restoration Proposal”).

Iroquois and [____________],[____________],[____________],[____________], and [____________] are members of a group formed in connection with this consent solicitation and are deemed participants in this consent solicitation. See “Additional Information Concerning the Participants.”

This Consent Statement and the enclosed [COLOR] consent card are first being sent or given to the stockholders of Neurotrope on or about [________], 2016 (the “Mailing Date”).

We are soliciting your consent in favor of approving the amendments to the Bylaws and electing the Nominees because we do not believe the current management team has the experience to maximize stockholder value. If successful in our consent solicitation, then the Board will be composed of the five Nominees and continuing directors Charles S. Ramat, Paul E. Freiman, William S. Singer, James Gottlieb, Jay M. Haft and Susanne Wilke.  We believe that the election of our Nominees would send a strong message to the Board that further leadership, operational and strategic changes are required in order to maximize stockholder value.

We are also soliciting your consent in favor of the adoption of the Vacancy Proposal to ensure that, if the size of the Board is increased to eleven directors, the stockholders have the ability to elect the Nominees to the Board to fill such newly created directorships.

Finally, we are soliciting your consent in favor of the adoption of the Bylaw Restoration Proposal to ensure that the incumbent Board does not take any additional action that could limit the effect of your consent to set the size of the Board at eleven and elect the Nominees as set forth herein.

The Bylaws provide that the Board may fix a record date for determining the stockholders entitled to give written consent to corporate action in writing without a meeting, which shall not be more than sixty (60) days prior to such action. Under Nevada law, the record date, if not fixed by the Board, for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company in accordance with applicable law.  Iroquois anticipates delivering to the Company a signed written consent approving each of the Proposals on [_____].  It is thereby anticipated that [______] will be the record date for determining stockholders entitled to give their written consent to the Proposals unless otherwise fixed by the Board in accordance with the Bylaws (the “Record Date”).

Only stockholders of record who owned shares of Common Stock or Preferred Stock as of the close of business on the Record Date are entitled to give their consent with respect to the Proposals. Under the applicable provisions of the Company’s governance documents, the holders of the Preferred Stock vote on an as-converted basis with the holders of Common Stock.  Each share of Common Stock is entitled to one vote per share and each share of Preferred Stock (on an as-converted basis) is entitled to 100 votes per share, subject to the Blocker (as defined below).

IROQUOIS URGES YOU TO SIGN, DATE AND RETURN THE [COLOR] CONSENT CARD IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN.

The effectiveness of each of the Proposals requires the affirmative consent of a majority of the Voting Stock outstanding as of the close of business on the Record Date.  Each Proposal will be effective without further action when we deliver to Neurotrope such requisite number of consents. The Board Size Proposal, the Vacancy Proposal, and the Bylaw Restoration Proposal are not subject to, or conditioned upon, the effectiveness of the other Proposals. The Election Proposal is conditioned upon the authority of stockholders to fix the number of directors and to increase of the size of the Board to eleven directors pursuant to the Board Size Proposal and the ability of stockholders to fill newly created directorships resulting from an increase in the size of the Board pursuant to the Vacancy Proposal. If stockholders are not able to fix the size of the Board, do not increase the size of the Board to eleven directors and are not able to fill the newly created directorships, pursuant to the Board Size Proposal and the Vacancy Proposal, then stockholders will not be able to elect the Nominees pursuant to the Election Proposal.

In addition, none of the Proposals will be effective unless the delivery of the written consents complies with Section 78.320 of the Nevada Revised Statutes. While there is no deadline for submitting properly completed and unrevoked written consents to effectuate the Proposals, we intend to set [_____], 2016 as the goal for submission of written consents.

WE URGE YOU TO ACT TODAY TO ENSURE THAT YOUR CONSENT WILL COUNT. Iroquois reserves the right to submit to Neurotrope consents at any time following the earliest dated written consent delivered to Neurotrope. See “Consent Procedures” for additional information regarding such procedures.

As of the Record Date, Iroquois was the beneficial owner of an aggregate of [15,300,000] shares of Common Stock, including [2,500,000] shares of Common Stock issuable upon the conversion of the Preferred Stock and [12,500,000] shares of Common Stock issuable upon the exercise of the Warrants, without giving effect to the 9.99% blocker provision included in the Certificate of Designations governing the Preferred Stock and the Warrants, which prohibits the holders thereof from converting the Preferred Stock, or exercising the Warrants, to the extent that the holders thereof would beneficially own, after any such conversion or exercise, more than 9.99% of the outstanding shares of Common Stock (the “Blocker”).  Accordingly, as of the Record Date, Iroquois was the beneficial owner of approximately [9.99]% of the outstanding shares of Common Stock, including shares of Common Stock issuable upon the conversion of the Preferred Stock and the exercise of the Warrants.  Iroquois intends to consent in favor of the Proposals with respect to all of the shares of Common Stock it may be deemed to beneficially own, subject to the Blocker.

As of the Record Date, there were [________] shares of Common Stock outstanding and entitled to vote and [________] shares of Preferred Stock outstanding and entitled to vote the equivalent of [_____] shares of Common Stock on an as-converted basis.  According to the Company’s proxy statement for the 2016 annual meeting of stockholders, holders of the Company’s Common Stock and the Preferred Stock (on a fully converted basis) vote together as a single class on all matters.

The mailing address of the principal executive offices of Neurotrope is 50 Park Place, Suite 1401, Newark, New Jersey 07102.

We urge you to vote in favor of the Proposals by signing, dating and returning the enclosed [COLOR] consent card. The failure to sign and return a consent will have the same effect as voting against the Proposals. Please note that in addition to signing the enclosed [COLOR] consent card, you must also date it to ensure its validity.

Important Notice Regarding the Availability of Consent Materials for this Consent Solicitation

This Consent Statement is available at [ ]

IMPORTANT
PLEASE READ THIS CAREFULLY

If your shares of Voting Stock are registered in your own name, please submit your consent to us today by signing, dating and returning the enclosed [COLOR] consent card in the postage-paid envelope provided.

If you hold your shares in “street” name with a bank, broker firm, dealer, trust company or other nominee, only they can exercise your right to consent with respect to your shares of Voting Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to consent to the Proposals to your bank, broker firm, dealer, trust company or other nominee. Please follow the instructions to consent provided on the enclosed [COLOR] consent card. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed [COLOR] consent card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to Iroquois Capital Management, LLC, 205 East 42nd Street, 20th Floor, New York, New York 10017, Attn: Joshua Silverman, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Execution and delivery of a consent by a record holder of shares of Voting Stock will be presumed to be a consent with respect to all shares held by such record holder unless the consent specifies otherwise.

Only holders of record of shares of Voting Stock as of the close of business on the Record Date will be entitled to consent to the Proposals. If you are a stockholder of record as of the close of business on the Record Date, you will retain your right to consent even if you sell your shares of Voting Stock after the Record Date.

IF YOU TAKE NO ACTION, YOU WILL IN EFFECT BE REJECTING THE PROPOSALS. ABSTENTIONS, FAILURES TO CONSENT AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS WITHHOLDING CONSENT.

If you have any questions regarding your [COLOR] consent card or need assistance in executing your consent, please contact ____________ at [phone].

QUESTIONS AND ANSWERS ABOUT THIS CONSENT SOLICITATION

The following are some of the questions you, as a stockholder, may have and answers to those questions. The following is not meant to be a substitute for the information contained in the remainder of this Consent Statement, and the information contained below is qualified by the more detailed descriptions and explanations contained elsewhere in this Consent Statement. We urge you to carefully read this entire Consent Statement prior to making any decision on whether to grant any consent hereunder.

WHO IS MAKING THE SOLICITATION?

The solicitation is being made by Iroquois and the five Nominees. Iroquois Master Fund is a Cayman Islands exempted limited liability company with its principal executive offices located at 205 East 42nd Street, 20th Floor, New York, New York 10017.

As of July 7, 2016, Iroquois was the beneficial owner in the aggregate of approximately 9.99% of the Common Stock outstanding, including shares of Common Stock issuable upon the conversion of the Preferred Stock and the exercise of the Warrants.

For additional information on the participants, please see “Additional Information Concerning the Participants” starting on page [__] of this Consent Statement.

WHAT ARE WE ASKING THAT THE STOCKHOLDERS CONSENT TO?

We are asking you to consent to five corporate actions: (1) the Board Size Proposal, (2) the Vacancy Proposal, (3) the Election Proposal, and (4) the Bylaw Restoration Proposal.

We are asking you to consent to the Board Size Proposal, Vacancy Proposal and Election Proposal to set the size of the Board at eleven directors and to elect the Nominees. In addition, in order to ensure that your consent to set the size of the Board at eleven directors and elect the Nominees will not be eliminated, modified or diminished by actions already taken or that may be taken after the filing of this Consent Statement by the Board prior to the increase in the size of the Board and the election of the Nominees, we are asking you to consent to the Bylaw Restoration Proposal.

WHO ARE THE NOMINEES THAT WE ARE PROPOSING TO ELECT TO THE BOARD?

We are asking you to elect each of [____________], [____________], [____________], [____________], and [____________] to serve as a director of Neurotrope. They are highly qualified, experienced and well-respected members of the business community who are committed to act in the best interests of Neurotrope and its stockholders.

For information regarding the Nominees, please see the section titled “PROPOSAL 3 – THE ELECTION PROPOSAL – THE NOMINEES” starting on page [_] of this Consent Statement.

WHY ARE WE SOLICITING YOUR CONSENT?

As described in more detail in the “Reasons for our Solicitation” section below, we are soliciting your consent because we believe the current management team is not qualified to properly act in the best interests of stockholders. This solicitation is being undertaken in order to elect five stockholder representatives to the Board to ensure that the directors take all necessary steps for the Company’s stockholders to realize the maximum value of their investment.

WHO IS ELIGIBLE TO CONSENT TO THE PROPOSALS?

If you are a holder of Voting Stock as of the close of business on the Record Date, you have the right to consent to the Proposals. Under Nevada law, the Record Date will be used to determine stockholders entitled to give their written consent to the Proposals pursuant to this Consent Solicitation. Under the applicable provisions of the Bylaws, stockholders of record as of the close of business on the Record Date will be entitled to one vote per share of Common Stock and 100 votes per share of Preferred Stock (on an as-converted basis).

WHEN IS THE DEADLINE FOR SUBMITTING CONSENTS?

We urge you to submit your consent as soon as possible. In order for our Proposals to be adopted, the Company must receive written unrevoked consents signed by a sufficient number of stockholders to adopt the Proposals. Iroquois anticipates delivering to the Company a signed written consent approving each of the Proposals on [_____].  While Nevada law does not set forth a deadline by which we must submit valid, unrevoked consents representing a sufficient number of shares of Voting Stock to adopt the Proposals, we nevertheless intend to set [_____], 2016 as the goal for submission of written consents. WE URGE YOU TO ACT AS SOON AS POSSIBLE TO ENSURE THAT YOUR CONSENT WILL COUNT.

HOW MANY CONSENTS MUST BE RECEIVED IN ORDER TO ADOPT THE PROPOSALS?

The Proposals will be adopted and become effective when properly completed, unrevoked consents are signed by the holders of a majority of the outstanding shares of Voting Stock as of the close of business on the Record Date and delivered to the Company.  As of the Record Date, there were [________] shares of Common Stock outstanding and entitled to submit one consent per share and [________] shares of Preferred Stock outstanding and entitled to submit consents equivalent to [_______] shares of Common Stock on an as-converted basis.  According to the Company’s proxy statement for the 2016 annual meeting of stockholders, holders of the Company’s Common Stock and the Preferred Stock (on a fully converted basis) vote together as a single class on all matters.  An aggregate of [________] shares of Voting Stock on the Record Date were entitled to submit consents in favor of the Proposals.  Accordingly, the consent of the holders of at least [______] shares of Common Stock, including the shares of Preferred Stock on an as-converted basis, would be necessary to effect the Proposals.  The actual number of consents necessary to effect the Proposals will depend on the facts as they exist on the Record Date.

WHAT SHOULD YOU DO TO CONSENT TO OUR PROPOSALS?

If your shares of Voting Stock are registered in your own name, please submit your consent to us by signing, dating and returning the enclosed [COLOR] consent card in the postage-paid envelope provided.

If you hold your shares in “street” name with a bank, broker firm, dealer, trust company or other nominee, only they can exercise your right to consent with respect to your shares of Voting Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to consent to the Proposals to your bank, broker firm, dealer, trust company or other nominee. Please follow the instructions to consent provided on the enclosed [COLOR] consent card. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed [COLOR] consent card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to Iroquois Capital Management, LLC, 205 East 42nd Street, 20th Floor, New York, New York 10017, Attn: Joshua Silverman, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

WHOM SHOULD YOU CALL IF YOU HAVE QUESTIONS ABOUT THE SOLICITATION?

Please call _________ at [phone].

IMPORTANT

Iroquois urges you to express your consent on the [COLOR] consent card TODAY to:

•
the Board Size Proposal, Vacancy Proposal and the Election Proposal to set the size of the Board at eleven (11) directors and elect the Nominees, [____________], [____________], [____________], [____________], and [____________]; and

•	the Bylaw Restoration Proposal to ensure that the incumbent Board does not limit the effect of your consent to set the size of the Board at eleven and elect the Nominees.

REASONS FOR OUR SOLICITATION

As one of the largest stockholders of the Company, our interests are directly aligned with the interests of all Neurotrope stockholders.

We invested in the Company because we believe the stock represents compelling value. We are extremely concerned with the direction of the Company under the leadership of its current management team, specifically the current President and Chief Executive Officer Charles Ramat. Given Mr. Ramat’s lack of experience in the biotechnology industry, we believe he lacks the knowledge and experience necessary to guide the Company going forward through its clinical trials and to create stockholder value. Additionally, we believe his excessive compensation package is unwarranted and damaging to a Company with limited resources.  We therefore believe the Board must be reconstituted to ensure that the directors take all necessary steps for the Company’s stockholders to realize the maximum value of their investment.

We have little confidence that the Board, under the leadership of current Chairman Paul E. Freiman, will take the steps necessary to enhance stockholder value at Neurotrope given the Board’s failure to bring in an experienced management team.  Institutional Shareholder Services (“ISS”), one of the leading proxy voting advisory firms, shares our concerns. Notably, ISS recommended a “WITHHOLD” vote with respect to five (5) out of the six (6) directors up for re-election at the Company’s 2016 annual meeting of stockholders, including Messrs. Ramat and Freiman, for failing to establish a Board on which a majority of the directors are independent outsiders.  ISS also noted concerns with the Company’s internal control over financial reporting, which has been ineffective for consecutive years.

We are likewise concerned with the lack of independence among the Board members, particularly Chairman Freiman, who previously served as Co-Chief Executive Officer of the Company, on an interim basis, alongside current CEO Mr. Ramat.  We believe the lack of independence between directors and the Company not only severely jeopardizes their willingness to objectively set company strategy independent from management but compromises their ability to provide effective oversight of the Company.

We therefore believe the Board must be reconstituted to ensure that the best interests of stockholders’ are protected.  We are seeking to add five (5) directors in order to bolster the composition of the Board with directors committed to promoting an atmosphere of accountability and oversight. It is time for a new direction at Neurotrope.  We believe that the election of our Nominees would send a strong message to the Board that further leadership, operational and strategic changes are required in order to maximize stockholder value.

PROPOSAL 1 – THE BOARD SIZE PROPOSAL

The Bylaws provide that the number of directors that constitute the Board shall be not less than one (1) nor more than eleven (11), as fixed from time to time by resolution of the Board. Allowing stockholders to fix the number of directors comprising the Board and setting the size of the Board at eleven (11) directors will permit the stockholders of the Company to elect the Nominees. The text of the proposed amendment is set forth in Annex A to this Consent Statement.

The Election Proposal is conditioned upon the approval by the stockholders of this Board Size Proposal.

WE URGE YOU TO CONSENT TO THE BOARD SIZE PROPOSAL.

PROPOSAL 2 – THE VACANCY PROPOSAL

The Bylaws provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director. Allowing newly created directorships resulting from an increase in the size of the Board to be filled by a vote of the stockholders will ensure that the stockholders have the ability to elect the Nominees to the Board. This proposal is also intended to in general give stockholders of the Company greater authority to elect directors of the Company who will be accountable to the stockholders. The text of the proposed amendment is set forth in Annex A to this Consent Statement.

The Election Proposal is conditioned upon the approval by the stockholders of this Vacancy Proposal.

WE URGE YOU TO CONSENT TO THE VACANCY PROPOSAL.

PROPOSAL 3 – THE ELECTION PROPOSAL

The Board is currently composed of six directors. For the reasons stated above, we are seeking your consent to elect the five Nominees, [_________], [_________], [_________], [________], and [________].

THE NOMINEES

The following information sets forth the name, age, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. This information has been furnished to Iroquois by the Nominees. The Nominees are citizens of the [United States of America].

[_________]

[_________]

[_________]

[_________]

[_________]

The principal business address of [____________] is [____________]. The principal business address of [____________] is [____________]. The principal business address of [____________] is [____________]. The principal business address of [____________] is [____________]. The principal business address of [____________] is [____________].

[Mr. [______] owns [______] shares of Common Stock of the Company. / None of the Nominees own any securities of the Company and have not made any purchases or sales of any securities of the Company during the past two years.]

Each of the Nominees, as members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the 15,300,000 shares of Common Stock beneficially owned in the aggregate by Iroquois, including 2,500,000 shares of Common Stock issuable upon the conversion of the Preferred Stock and 12,500,000 shares of Common Stock issuable upon the exercise of the Warrants, including Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrants, and Series E Warrants, subject to the Blocker, which restricts Iroquois’ beneficial ownership to 9.99% of the outstanding shares of Common Stock.  Note, however, that the shares of Common Stock underlying the Series D Warrants and Series E Warrants can only be exercised if the Series B Warrants and Series C Warrants are exercised, respectively.

Each of the Nominees disclaims beneficial ownership of such shares of Common Stock not directly owned by him, except to the extent of his ultimate pecuniary interest therein, if any. For information regarding transactions during the past two years by Iroquois of securities of Neurotrope, see Schedule I.

Iroquois Master Fund and certain of its affiliates intend to enter into letter agreements, pursuant to which they will agree to reimburse expenses and indemnify each of the Nominees against claims arising from the solicitation of proxies from the Company stockholders in connection with this Consent Solicitation and any related transactions.

The members of Iroquois and the Nominees intend to enter into a Joint Filing and Solicitation Agreement in which, among other things, the parties will agree (i) to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of Neurotrope and (ii) to solicit written consents or proxies in favor of the Proposals and to take all other action necessary or advisable to achieve the foregoing (the “Solicitation”).

Other than as stated herein, there are no arrangements or understandings between Iroquois and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Nominees to be named in this Consent Statement and to serve as a director of Neurotrope if elected.

None of the Nominees is a party adverse to Neurotrope or any of its subsidiaries or has a material interest adverse to Neurotrope or any of its subsidiaries in any material pending legal proceedings.

Although Iroquois has no reason to believe that any of the Nominees will be unable or unwilling to serve as directors, if any of the Nominees is not available for election, Iroquois may designate such other nominee or nominees to be elected to the Board. In such case, Iroquois will disseminate a supplement to the Consent Statement and a revised consent card, and will otherwise comply with the Company’s Bylaws and applicable provisions under SEC rules and regulations. Each of the Nominees has agreed to be named in this Consent Statement and to serve as a director of Neurotrope, if elected. If elected, each Nominee will hold office until his successor is elected and qualified at Neurotrope’s 2017 annual meeting of stockholders or until his earlier death, resignation, retirement, disqualification or removal.

The Election Proposal is conditioned upon the approval by the stockholders of the Board Size Proposal and the Vacancy Proposal.

WE URGE YOU TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED [COLOR] CONSENT CARD.

PROPOSAL 4 – THE BYLAW RESTORATION PROPOSAL

We are asking you to consent to the adoption of the Bylaw Restoration Proposal to ensure that the incumbent Board does not limit the effect of your consent to increase the size of the Board to eleven directors and elect the Nominees to fill such newly created directorships through changes to the Bylaws not filed with the SEC as of the initial filing of this Consent Statement. The Bylaws permit the Board to amend the current Bylaws, or enact new Bylaws, without stockholder approval. We are concerned that the Board may use this power to enact additional restrictive Bylaws limiting existing stockholders’ rights and abilities to take action in their capacity as stockholders of Neurotrope. We are therefore asking you to repeal any modification by the Board of the Bylaws as filed with the SEC as of the initial filing of this Consent Statement on July 7, 2016 and to amend the Bylaws to prohibit any other modification of the Bylaws by the Board prior to the next annual meeting. The text of the proposed amendment is set forth in Annex A to this Consent Statement.

If the Board does not effect any change to the version of the Bylaws publicly available in filings by Neurotrope with the SEC on or before the date of the initial filing of this Consent Statement, the Bylaw Restoration Proposal will have no effect. However, if the incumbent Board has made changes since that time, or proposes to do so prior to the next annual meeting, the Bylaw Restoration Proposal, if adopted, will restore the Bylaws to the version that was publicly available in filings by Neurotrope with the SEC as of the date of the initial filing of this Consent Statement (after effecting the changes effected by any of the Proposals which are approved), without considering the nature of any changes the incumbent Board may have adopted. As a result, the Bylaw Restoration Proposal could have the effect of repealing bylaw amendments which one or more stockholders of the Company may consider to be beneficial to them or to the Company. However, the Bylaw Restoration Proposal will not preclude the Board from reconsidering any repealed bylaw changes following the consent solicitation. We are not currently aware of any specific bylaw provision that would be repealed by the adoption of the Bylaw Restoration Proposal.

WE URGE YOU TO CONSENT TO THE BYLAW RESTORATION PROPOSAL.

NUMBER OF CONSENTS REQUIRED FOR THE PROPOSALS

Each of the Proposals will be adopted and become effective when properly completed, unrevoked consents are signed by the holders of a majority of the outstanding shares of Voting Stock as of the close of business on the Record Date and delivered to the Company.  As of the Record Date, there were [________] shares of Common Stock outstanding and entitled to submit one consent per share and [________] shares of Preferred Stock outstanding and entitled to submit consents equivalent to [_______] shares of Common Stock on an as-converted basis.  According to the Company’s proxy statement for the 2016 annual meeting of stockholders, holders of the Company’s Common Stock and the Preferred Stock (on a fully converted basis) vote together as a single class on all matters.  An aggregate of [________] shares of Voting Stock on the Record Date were entitled to submit consents in favor of the Proposals.  Accordingly, the consent of the holders of at least [______] shares of Common Stock, including the shares of Preferred Stock on an as-converted basis, would be necessary to effect the Proposals.  The actual number of consents necessary to effect the Proposals will depend on the facts as they exist on the Record Date.

IF YOU TAKE NO ACTION, YOU WILL IN EFFECT BE REJECTING THE PROPOSALS. ABSTENTIONS, FAILURES TO CONSENT AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS WITHHOLDING CONSENT. “Broker non-votes” occur when a bank, broker or other nominee holder has not received instructions with respect to a particular matter, including the Proposals, and therefore does not have discretionary power to vote on that matter. As a result, we urge you to contact your broker, banker or other nominee TODAY if any shares of Voting Stock you own are held in the name of a broker, banker or other nominee and you have not provided to them instructions to promptly consent to the Proposals. Please follow the instructions to consent provided on the enclosed [COLOR] consent card. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or internet, instructions will be included on the enclosed [COLOR] consent card.

The Board Size Proposal, the Vacancy Proposal, and the Bylaw Restoration Proposal are not subject to, or conditioned upon, the effectiveness of the other Proposals. The Election Proposal is conditioned upon the effectiveness of the Board Size Proposal and the Vacancy Proposal. If the size of the Board is not increased, and there are no resulting vacancies to fill, the Nominees cannot be elected pursuant to the Election Proposal.

CONSENT PROCEDURES

Section 78.320 of the Nevada Revised Statutes provides that, absent a contrary provision in a Nevada corporation’s articles of incorporation or bylaws, any action that is required or permitted to be taken at a meeting of the corporation’s stockholders may be taken without a meeting, without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having a majority of the voting power. Neurotrope’s Articles of Incorporation do not contain any such contrary provision and Article II, Section 6 of the Bylaws specifically authorizes stockholders to take action by written consent.

Section 78.120(2) of the Nevada Revised Statutes provides that, unless a company’s articles of incorporation grant the exclusive right to directors, holders of a majority of the outstanding common stock shall have the power to adopt, amend or repeal such company’s bylaws. Neurotrope’s Articles of Incorporation do not contain any such provision granting exclusive right to directors to amend the Bylaws.

Iroquois anticipates delivering to the Company a signed written consent approving each of the Proposals on [_____].  It is thereby anticipated that [______] will represent the Record Date for determining stockholders entitled to give their written consent to the Proposals, unless the Record Date is otherwise fixed by the Board in accordance with the Bylaws.  Under the applicable provisions of the Bylaws, stockholders of record as of the close of business on the Record Date will be entitled to one consent per share of Common Stock and 100 consents per share of Preferred Stock (on an as-converted basis).

While Nevada law does not set forth a deadline by which we must submit valid, unrevoked consents representing a sufficient number of shares of Common Stock to adopt the Proposals, we nevertheless intend to set [_____], 2016 as the goal for submission of written consents. WE URGE YOU TO ACT TODAY TO ENSURE THAT YOUR CONSENT WILL COUNT. We reserve the right to submit to Neurotrope consents at any time following the delivery of the earliest dated written consent to Neurotrope.

If the Proposals become effective as a result of this consent solicitation by less than unanimous written consent, prompt notice of the Proposals will be given to stockholders who have not executed written consents. All stockholders will be notified as promptly as possible by press release of the results of the solicitation.

APPRAISAL/DISSENTER RIGHTS

Stockholders are not entitled to appraisal or dissenters’ rights under Nevada law in connection with the Proposals or this Consent Statement.

PROCEDURAL INSTRUCTIONS

You may consent to any of the proposals on the enclosed [COLOR] consent card by marking the “CONSENT” box and signing, dating and returning the [COLOR] consent card in the envelope provided. You may also withhold your consent with respect to any of the proposals on the enclosed [COLOR] consent card by marking the “WITHHOLD CONSENT” box, and signing, dating and returning the [COLOR] consent card in the envelope provided. You may abstain from consenting to any of the proposals on the enclosed [COLOR] consent card by marking the “ABSTAIN” box and signing, dating and returning the [COLOR] consent card in the envelope provided.

If you sign, date and return the [COLOR] consent card, but give no direction with respect to certain of the proposals, you will be deemed to consent to any such proposal.

Please note that in addition to signing the enclosed [COLOR] consent card, you must also date it to ensure its validity.

WE URGE YOU TO CONSENT TO ALL THE PROPOSALS ON THE ENCLOSED [COLOR] CONSENT CARD

Revocation of Written Consents. An executed consent card may be revoked at any time by delivering a written consent revocation before the time that the action authorized by the executed consent becomes effective. Revocations may only be made by the record holder that granted such consent. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective. The delivery of a subsequently dated [COLOR] consent card that is properly executed will constitute a revocation of any earlier consent. The revocation may be delivered either to Iroquois, or to the principal executive offices of Neurotrope. Although a revocation is effective if delivered to Neurotrope, we request that either the original or photostatic copies of all revocations of consents be mailed or delivered to Iroquois Capital Management, LLC, 205 East 42nd Street, 20th Floor, New York, New York 10017, Attn: Joshua Silverman, so that we will be aware of all revocations and can more accurately determine if and when sufficient unrevoked consents to the actions described in this Consent Statement have been received.

SOLICITATION OF CONSENTS

The solicitation of consents pursuant to this consent solicitation is being made by Iroquois and the Nominees. Consents may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Iroquois will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Iroquois has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Voting Stock they hold of record. Iroquois will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

The entire expense of soliciting proxies is being borne by Iroquois. Costs of this solicitation are currently estimated to be approximately $__,000. Iroquois estimates that through the date hereof its expenses in connection with this solicitation are approximately $___,000. Iroquois intends to seek reimbursement from Neurotrope of expenses it incurs in connection with the solicitation.

Iroquois has retained ________ to provide solicitation and advisory services in connection with this solicitation. [___________] will receive a fee not to exceed $[____], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. [_________] will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Iroquois has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Voting Stock they hold of record. Iroquois will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that [__________] will employ approximately [__] persons to solicit Neurotrope stockholders as part of this solicitation.

ADDITIONAL INFORMATION CONCERNING THE PARTICIPANTS

The Nominees and the members of Iroquois are participants in this solicitation (each a “Participant” and collectively, the “Participants”).

The principal business of Iroquois Master Fund, a Cayman Islands exempted limited liability company, is serving as a private investment fund.  Iroquois Master Fund has been formed for the purpose of making equity investments and, on occasion, taking an active role in the management of portfolio companies in order to enhance stockholder value.  The principal business of ICIG, a Delaware limited liability company, is serving as a private investment fund.  ICIG has been formed for the purpose of making equity investments.  The principal business of Iroquois Capital, a Delaware limited liability company, is serving as an investment adviser that provides investment advisory services to Iroquois Master Fund.  The principal business of American Capital, a Delaware limited liability company, is serving as an investment vehicle for investment purposes. The principal occupation of each of Messrs. Silverman and Abbe is serving as a managing member of Iroquois Capital and ICIG.  The principal occupation of Ms. Page is serving as Chief Operating Officer, Compliance Officer of Iroquois Capital and as Manager of American Capital.

The business address of each of Iroquois Master Fund, ICIG, American Capital, Iroquois Capital, and Messrs. Silverman and Abbe and Ms. Kimberly Page is 205 East 42nd Street, 20th Floor, New York, New York 10017.

As of the date of this filing, Iroquois Master Fund beneficially owned an aggregate of 12,225,000 shares of Common Stock, consisting of (i) 225,000 shares of Common Stock owned directly, (ii) 2,000,000 shares of Common Stock issuable upon the conversion of the Preferred Stock it directly owns and (iii) 10,000,000 shares of Common Stock issuable upon the exercise of the Warrants it directly owns, in each case clauses (ii)-(iii) subject to the Blocker.  As of the date of this filing, ICIG beneficially owned an aggregate of 1,075,002 shares of Common Stock, consisting of (i) 75,000 shares of Common Stock owned directly, (ii) 166,667 shares of Common Stock issuable upon the conversion of the Preferred Stock it directly owns and (iii) 833,335 shares of Common Stock issuable upon the exercise of the Warrants it directly owns, in each case clauses (ii)-(iii) subject to the Blocker.  As of the date of this filing, American Capital beneficially owned an aggregate of 1,999,998 shares of Common Stock, consisting of (i) 333,333 shares of Common Stock issuable upon the conversion of the Preferred Stock it directly owns and (ii) 1,666,665 shares of Common Stock issuable upon the exercise of the Warrants it directly owns, in each case subject to the Blocker.  As of the date of this filing, Iroquois Capital, by virtue of serving as the investment manager to Iroquois Master Fund, may be deemed the beneficial owner of 12,225,000 shares of Common Stock beneficially owned in the aggregate by Iroquois Master Fund.  As of the date of this filing, each of Messrs. Silverman and Abbe, by virtue of serving as a managing member of Iroquois Capital and a managing member of ICIG, may be deemed the beneficial owner of the 13,000,002 shares of Common Stock beneficially owned in the aggregate by Iroquois Master Fund and ICIG.  As of the date of this filing, Ms. Page, by virtue of serving as Manager of American Capital, may be deemed the beneficial owner of the 1,999,998 shares of Common Stock beneficially owned by American Capital.  For information regarding transactions during the past two years by Iroquois Master Fund, ICIG, and American Capital Management in the Company’s securities, see Schedule I.  Iroquois may seek to acquire additional shares of Common Stock of the Company after this Solicitation, whether or not the Proposals are approved.  Iroquois and the Nominees may also seek to make additional changes to the capitalization, ownership structure, board structure or operations of Neurotrope.

Each participant in this Solicitation, as a member of a “group” with the other Participants for the purposes of Rule 13d-5(b)(1) of the Exchange Act, may be deemed to beneficially own the shares of Common Stock owned in the aggregate by all of the Participants in this Solicitation.  Each Participant in this Solicitation disclaims beneficial ownership of the shares of Common Stock they or it does not directly own, except to the extent of their or its ultimate pecuniary interest therein, if any.  For information regarding purchases and sales of securities of the Company during the past two years by the Participants in this solicitation, see Schedule I.

Except as set forth in this Consent Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this Solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this Solicitation directly or indirectly beneficially owns any securities of Neurotrope; (iii) no participant in this Solicitation owns any securities of Neurotrope which are owned of record but not beneficially; (iv) no participant in this Solicitation has purchased or sold any securities of Neurotrope during the past two years; (v) no part of the purchase price or market value of the securities of Neurotrope owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this Solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of Neurotrope, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this Solicitation owns beneficially, directly or indirectly, any securities of Neurotrope; (viii) no participant in this Solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Neurotrope; (ix) no participant in this Solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of Neurotrope’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which Neurotrope or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this Solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by Neurotrope or its affiliates, or with respect to any future transactions to which Neurotrope or any of its affiliates will or may be a party; and (xi) no person, including any of the participants in this Solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Consent Statement. There are no material proceedings to which any participant in this Solicitation or any of his or its associates is a party adverse to Neurotrope or any of its subsidiaries or has a material interest adverse to Neurotrope or any of its subsidiaries. With respect to each of the participants in this Solicitation, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

STOCKHOLDER PROPOSALS FOR THE COMPANY’S 2017 ANNUAL MEETING

According to the Company’s definitive proxy statement for the 2016 annual meeting of stockholders, a stockholder wishing to nominate a person(s) to the Board at the 2017 annual meeting of stockholders (but not include such nomination in the Company’s proxy statement) or wishing to make a proposal with respect to any other matter (but not include such proposal in the Company’s proxy statement) at the 2017 annual meeting of stockholders, must submit the required information to the Company no earlier than December 13, 2016 and no later than January 12, 2017, provided, however, that in the event that the 2017 annual meeting of stockholders is called for a date that is not within thirty (30) days before or after April 12, 2017, notice by the stockholder in order to be timely must be so received not earlier than one hundred twenty (120) days prior to the 2017 annual meeting of stockholders and not later than the close of business on the tenth (10th) day following the day on which notice of the date of the 2017 annual meeting of stockholders was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the Company’s 2017 annual meeting of stockholders is based on information contained in the Company’s public filings. The incorporation of this information in this Consent Statement should not be construed as an admission by Iroquois that such procedures are legal, valid or binding.

SPECIAL INSTRUCTIONS

If you were a record holder of shares of Voting Stock as of the close of business on the Record Date for this consent solicitation, you may elect to consent to, withhold consent to or abstain with respect to each Proposal by marking the “CONSENT,” “WITHHOLD CONSENT” or “ABSTAIN” box, as applicable, underneath each Proposal on the accompanying [COLOR] consent card and signing, dating and returning it promptly in the enclosed post-paid envelope.

IF A STOCKHOLDER EXECUTES AND DELIVERS A [COLOR] CONSENT CARD, BUT FAILS TO CHECK A BOX MARKED “CONSENT,” “WITHHOLD CONSENT” OR “ABSTAIN” FOR A PROPOSAL, THAT STOCKHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THAT PROPOSAL, EXCEPT THAT THE STOCKHOLDER WILL NOT BE DEEMED TO CONSENT TO THE ELECTION OF ANY DIRECTOR WHOSE NAME IS WRITTEN IN THE SPACE THE APPLICABLE INSTRUCTION TO THE ELECTION PROPOSAL PROVIDES ON THE CARD.

YOUR CONSENT IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED [COLOR] CONSENT CARD AND RETURN IT IN THE ENCLOSED POST-PAID ENVELOPE PROMPTLY. YOU MUST DATE YOUR CONSENT IN ORDER FOR IT TO BE VALID. FAILURE TO SIGN, DATE AND RETURN YOUR CONSENT WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE PROPOSALS.

If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a consent with respect to those shares of Common Stock and only on receipt of specific instructions from you. Thus, you should contact the person responsible for your account and give instructions for the [COLOR] consent card to be signed representing your shares. You should confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions Iroquois Capital Management, LLC, 205 East 42nd Street, 20th Floor, New York, New York 10017, Attn: Joshua Silverman, so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

If you have any questions or require any assistance in executing your consent, please contact _________ at [phone].

Information Concerning Neurotrope

See Schedule II for information regarding persons who beneficially own more than 5% of the shares of Common Stock and the ownership of the Voting Stock by the directors and management of Neurotrope.

Conclusion

We urge you to carefully consider the information contained in the attached Consent Statement and then support our efforts by signing, dating and returning the enclosed [COLOR] consent card today.

Thank you for your support,

IROQUOIS MASTER FUND LTD.

[_________], 2016

SCHEDULE I

PURCHASES AND SALES IN THE SECURITIES OF NEUROTROPE, INC. DURING THE PAST TWO YEARS

Nature of the Transaction	Quantity	Date

IROQUOIS MASTER FUND LTD.

Purchase of Series B Preferred Stock	2,000,000*	11/13/2015
Purchase of Series A Warrants	2,000,000**	11/13/2015
Purchase of Series B Warrants	2,000,000**	11/13/2015
Purchase of Series C Warrants	2,000,000**	11/13/2015
Purchase of Series D Warrants	2,000,000**	11/13/2015
Purchase of Series E Warrants	2,000,000**	11/13/2015
Purchase of Common Stock	225,000#	12/22/2015

IROQUOIS CAPITAL INVESTMENT GROUP LLC

Purchase of Series B Preferred Stock	166,667*	11/13/2015
Purchase of Series A Warrants	166,667**	11/13/2015
Purchase of Series B Warrants	166,667**	11/13/2015
Purchase of Series C Warrants	166,667**	11/13/2015
Purchase of Series D Warrants	166,667**	11/13/2015
Purchase of Series E Warrants	166,667**	11/13/2015
Purchase of Common Stock	75,000#	12/22/2015

AMERICAN CAPITAL MANAGEMENT, LLC

Purchase of Series B Preferred Stock	333,333*	11/13/2015
Purchase of Series A Warrants	333,333**	11/13/2015
Purchase of Series B Warrants	333,333**	11/13/2015
Purchase of Series C Warrants	333,333**	11/13/2015
Purchase of Series D Warrants	333,333**	11/13/2015
Purchase of Series E Warrants	333,333**	11/13/2015
________________
*Represents shares of common stock issuable upon the conversion of Series B Preferred Stock purchased pursuant to that certain Securities Purchase Agreement, dated November 13, 2015, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 19, 2015.

**Represents share of common stock issuable upon the exercise of Series A, Series B, Series C, Series D or Series E Warrants, as applicable, which were purchased pursuant to that certain Securities Purchase Agreement, dated November 13, 2015, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 19, 2015.

#Represents shares of common stock purchased in a private placement on December 22, 2015.

I-1

SCHEDULE II

The following table is re-printed from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 18, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of February 24, 2016 (except as otherwise noted), by (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock or Series B convertible preferred stock (our only classes of voting securities), (ii) the executive officers named in the Summary Compensation Table on page 17 of this proxy statement, (iii) each of our directors and director nominees and (iv) all of our directors and executive officers as a group. We deem shares of common stock that may be acquired by an individual or group within 60 days of February 24, 2016 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o Neurotrope, Inc., 50 Park Place, Suite 1401, Newark, New Jersey 07102.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)	Shares of Common Stock Underlying Series B Stock Beneficially Owned(1)	Percent of Series B Stock Beneficially Owned(1)
Neurosciences Research Ventures, Inc.(2) 364 Patteson Drive, #279 Morgantown, WV 26505	10,687,500	21.0%	0	0%
Dr. John H. Abeles/Northlea Partners LLLP(3)
2365 NW 41st Street
Boca Raton, Florida 33431	9,413,805	17.9%	375,001	1.4%
Hannah Rose Holdings, LLC(4) 101 Grovers Mill Road Suite #200 Lawrenceville, NJ 08648	4,957,030	10.1%	0	0%
E. Jeffrey Peierls(5) 73 South Holman Way Golden, CO 80401	14,827,293	9.9%	1,974,334	7.5%
Iroquois Capital Management, LLC(6)	13,300,002	9.9%	2,166,667	8.3%
Hudson Capital Management, LLC(7)	5,420, 820	9.9%	1,666,667	6.4%
Emprey Asset Management, LP(8)	10,000,002	9.9%	1,666,667	6.4%
Brio Capital Master Fund Ltd.(9)	5,238,524	9.7%	0	0%
Charles S. Ramat(10)	3,417,596	6.6%	166,667	*
Paul E. Freiman(11)	1,549,276	3.1%	166,667	*
Jay M. Haft(12)	579,995	1.2%	41,667	*
William S. Singer(13)	232,226	*	0	*
Robert Weinstein(14)	600,002	1.2%	41,667	*
James Gottlieb(15)	202,432	*	0	*
Susanne Wilke(16)	111,250	*	16,667	*
All directors and executive officers as a group
(7 persons)	6,692,750	12.3%	433,335	1.7%

* Represents beneficial ownership of less than 1% of the outstanding shares.

(1)
Applicable percentage ownership is based on 49,172,026 shares of our common stock outstanding and 262,349.4 shares of our Series B Stock outstanding convertible into 26,234,940 shares of common stock, together with securities exercisable or convertible into shares of our common stock within 60 days of February 24, 2016 for each stockholder. Shares of our common stock underlying the Series B Stock are calculated on a 100-for-one basis. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. The shares issuable pursuant to the exercise or conversion of such securities are deemed outstanding for the purpose of computing the percentage of ownership of the security holder, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

(2)	Includes 1,662,500 shares underlying stock options held by Neurosciences Research Ventures, Inc. that are vested as of February 24, 2016 or will vest within 60 days thereafter.
(3)
Includes 1,082,349 shares underlying stock options held by Dr. Abeles that are vested as of February 24, 2016 or will vest within 60 days thereafter, 375,001 shares of Series B Stock, and warrants to purchase 1,875,005 shares of our common stock but does not include 123,151 shares underlying stock options that will not vest within 60 days after February 24, 2016. 894,454 shares of our common stock indicated as beneficially owned by Dr. John H. Abeles are held by Northlea Partners LLLP. Dr. Abeles is an affiliate of Northlea Partners LLLP and has sole power to vote or direct the vote, and to dispose or direct the disposition, of such shares of common stock.

(4)	HRH is controlled by Matt Rosenblum.
(5)
This information is based solely on a Schedule 13G filed by E. Jeffrey Peierls on February 10, 2016, which reported ownership as of November 13, 2015 and information known to the Company. Includes an aggregate of (1) 2,981,289 shares of common stock, (2) 1,974,334 shares of common stock issuable upon conversion of Series B Stock, and (3) 1,974,334 shares of common stock issuable upon exercise of each of the Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrants and Series E Warrants, for an aggregate total of 9,871,670 shares of common stock issuable upon exercise of the Investor Warrants. The shares included in the table report the number of shares that would be issuable upon conversion and exercise of the Series B Stock and Investor Warrants, respectively, without giving effect to the 9.99% blocker included in such securities. Series B Stock and Investor Warrants are held by The Peierls Foundation Inc. 6,873,700 shares of common stock are subject to shared voting and dispositive power with Brian Eliot Peierls. E. Jeffrey Peierls may be deemed the beneficial owner of securities held by trusts of which E. Jeffrey Peierls is a fiduciary.  E. Jeffrey Peierls and Brian Eliot Peierls may be deemed to share indirect beneficial ownership of securities held by The Peierls Foundation, Inc. The address of E. Jeffrey Peierls and The Peierls Foundation, Inc. is 73 South Holman Way, Golden, Colorado 80401. The address of Brian Eliot Peierls is 3017 McCurdy St., Austin, TX 78723.

(6)
This information is based solely on a Schedule 13G filed by Iroquois Capital Management, LLC on February 8, 2016, which reported ownership as of November 13, 2015. Includes an aggregate of (1) 300,000 shares of common stock, (2) 2,166,667 shares of common stock issuable upon conversion of Series B Stock, and (4) 2,166,667 shares of common stock issuable upon exercise of each of the Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrants and Series E Warrants, for an aggregate total of 10,833,335 shares of common stock issuable upon exercise of the Investor Warrants. The shares included in the table report the number of shares that would be issuable upon conversion and exercise of the Series B Stock and Investor Warrants, respectively, without giving effect to the 9.99% blocker included in such securities. Iroquois Capital Management, LLC shares voting and dispositive power over all shares with Joshua Silverman and Richard Abbe. The address of Iroquois Capital Management, LLC, Joshua Silverman and Richard Abbe is 205 East 42nd Street, 20th Floor, New York, New York 10017.

(7)
This information is based solely on a Schedule 13G filed by Hudson Bay Capital Management, LP on February 8, 2016, which reported ownership as of December 31, 2015. Includes an aggregate of 5,420,820 shares of common stock issuable upon the exercise of warrants and convertible preferred stock. The shares included in the table report the number of shares that would be issuable upon conversion and exercise of the Series B Stock and Investor Warrants, respectively, without giving effect to the 9.99% blocker included in such securities. Hudson Bay Capital Management, LP shares voting and dispositive power over all shares with Sander Gerber. The address of Hudson Bay Capital Management, LP and Sander Gerber is 777Third Avenue, 30th Floor, New York, New York 10017.

(8)
This information is based solely on a Schedule 13G filed by Emprey Asset Management, LP on November 19, 2015, which reported ownership as of November 13, 2015. Includes an aggregate of (1) 1,666,667 shares of common stock issuable upon conversion of Series B Stock, and (4) 1,666,667shares of common stock issuable upon exercise of each of the Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrants and Series E Warrants, for an aggregate total of 8,333,335 shares of common stock issuable upon exercise of the Investor Warrants. The shares included in the table report the number of shares that would be issuable upon conversion and exercise of the Series B Stock and Investor Warrants, respectively, without giving effect to the 9.99% blocker included in such securities. Emprey Asset Management, LP shares voting and dispositive power over all shares with Ryan M. Lane and Martin D. Hoe. The address of Emprey Asset Management, LP, Ryan M. Lane and Martin D. Hoe is 1 Rockefeller Plaza, Suite 1205, New York, New York 10020.

(9)
This information is based solely on a Schedule 13G filed by Brio Capital Master Fund Ltd. on February 16, 2016. Includes an aggregate of 5,238,524 shares of common stock over which Brio Capital Master Fund Ltd. exercises sole voting and dispositive power. The address of Brio Capital Master Fund Ltd. is 100 Merrick Road, Suite 401W, Rockville Centre, New York, 11570.

(10)
Includes 1,224,979 shares underlying stock options beneficially owned by Mr. Ramat that are vested as of February 24, 2016 or will vest within 60 days thereafter, 166,667 shares of Series B Stock and warrants to purchase 833,335 shares of our common stock, but does not include 734,248 shares underlying stock options that will not vest within 60 days after February 24, 2016. The shares of our common stock indicated as beneficially owned by Charles Ramat are held by Mr. Ramat, Ramat Consulting and NTR21 Holdings, LLC. Mr. Ramat is an affiliate of each of Ramat Consulting and NTR21 Holdings, LLC, and has sole power to vote or direct the vote, and to dispose or direct the disposition, of such shares of our common stock.

(11)
Includes 549,274 shares underlying stock options held by Mr. Freiman that are vested as of February 24, 2016 or will vest within 60 days thereafter, 166,667 shares of Series B Stock and warrants to purchase 833,333 shares of our common stock, but does not include 410,289 shares underlying stock options that will not vest within 60 days after February 24, 2016. The shares of our Series B Stock and warrants to purchase our common stock indicated as beneficially owned by Mr. Freiman are held by Trust of Paul E. Freiman & Anna Mazzuchi Freiman, Dated May 24, 1996.

(12)
Includes 241,740 shares underlying stock options held by Mr. Haft that are vested as of February 24, 2016 or will vest within 60 days thereafter, 41,667 shares of Series B Stock and warrants to purchase 208,335 shares of our common stock, but does not include 198,527 shares underlying stock options that will not vest within 60 days after February 24, 2016.

(13)
Includes 222,493 shares underlying stock options held by Mr. Singer that are vested as of February 24, 2016 or will vest within 60 days thereafter, but does not include 167,774 shares underlying stock options that will not vest within 60 days after February 24, 2016.

(14)
Includes 350,000 shares underlying stock options held by Mr. Weinstein that are vested as of February 24, 2016 or will vest within 60 days thereafter, 41,667 shares of Series B Stock and warrants to purchase 208,335 shares of our common stock, but does not include 400,000 shares underlying stock options that will not vest within 60 days after February 24, 2016.

(15)
Includes 202,432 shares underlying stock options held by Mr. Gottlieb that are vested as of February 24, 2016 or will vest within 60 days thereafter, but does not include 172,568 shares underlying stock options that will not vest within 60 days after February 24, 2016.

(16)
Includes 11,250 shares underlying stock options held by Dr. Wilke that are vested as of February 24, 2016 or will vest within 60 days thereafter, 16,667 shares of Series B Stock and warrants to purchase 83,333 shares of our common stock, but does not include 288,750 shares underlying stock options that will not vest within 60 days after February 24, 2016.

ANNEX A

PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED BY-LAWS OF NEUROTROPE, INC.

1.	Proposed amendment to Article III, Section 1 of the Bylaws.

Article III, Section 1 the Bylaws of the Company is amended by deleting the section in its entirety and replacing it with the following:

Section 1. Number; Resignation; Removal. Except as otherwise required by the Articles of Incorporation, the number of directors which shall constitute the whole Board of Directors shall be fixed from time to time by a vote of the stockholders, but shall not be more than eleven (11) nor less than one (1). Except as provided in Section 2 of this Article III and in the Articles of Incorporation, a nominee for director shall be elected to the Board of Directors by a plurality of the votes cast at the Annual Meeting of Stockholders.  A director may resign at any time upon notice to the Corporation pursuant to Section 9 of this Article III.  A director may be removed, with or without cause, by the affirmative vote of holders of shares of capital stock issued and outstanding entitled to vote at an election of directors representing at least two-thirds of the votes entitled to be cast thereon.

2.	Proposed amendment to Article III, Section 2 of the Bylaws.

Article III, Section 2 of the Bylaws of the Company is amended by deleting the section in its entirety and replacing it with the following:

Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by (i) the holders of a majority of the shares of capital stock outstanding and entitled to vote in the election of directors, (ii) a majority of the remaining directors then in office, though less than a quorum, or (iii) by a sole remaining director.  The directors so elected shall hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by the NPCL. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.	Proposed amendment to Article VIII, Section 4 of the Bylaws.

Article VIII, Section 4 of the Bylaws of the Company is amended by deleting the section in its entirety and replacing it with the following:

Section 4. Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the stockholders or by the Board of Directors at any meeting thereof; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws shall be contained in the notice of such meeting of stockholders or in a notice of such meeting of the Board of Directors, as the case may be; and provided, further, that prior to the next annual meeting of stockholders, the Board of Directors may not modify the By-Laws existing as of July 7, 2016, whether by adding to, repealing or amending any such By-Laws. Unless a higher percentage is required by law or by the Articles of Incorporation as to any matter which is the subject of these By-Laws, all such amendments must be approved by either the affirmative vote of holders of shares of capital stock issued and outstanding entitled to vote thereon representing at least a majority of the votes entitled to be cast thereon or by majority vote of the directors present at any board meeting at which a quorum is present.

II-2

[COLOR] CONSENT CARD

CONSENT OF STOCKHOLDERS OF NEUROTROPE, INC. TO ACTION WITHOUT A MEETING:

THIS CONSENT SOLICITATION IS BEING MADE BY IROQUOIS MASTER FUND LTD., IROQUOIS CAPITAL INVESTMENT GROUP LLC, AMERICAN CAPITAL MANAGEMENT, LLC,  IROQUOIS CAPITAL MANAGEMENT, LLC, JOSHUA SILVERMAN, RICHARD ABBE, KIMBERLY PAGE, [____________], [____________], [____________], [____________], AND [____________]

Unless otherwise indicated below, the undersigned, a stockholder of record of Neurotrope, Inc. (the “Company”) as of [______], 2016 (the “Record Date”), hereby consents pursuant to Section 78.320 of the Nevada Revised Statutes with respect to all shares of voting stock of the Company (the “Shares”) held by the undersigned to the taking of the following actions without a meeting of the stockholders of the Company:

IF NO BOX IS MARKED FOR A PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE ELECTION OF ANY DIRECTOR WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED. IROQUOIS RECOMMENDS THAT YOU CONSENT TO PROPOSALS 1-4.

1.
Amend the Company’s Amended and Restated By-Laws (“the Bylaws”) to allow stockholders to fix the number of directors of the Company and to set the size of the Company’s Board of Directors (the “Board”) at eleven (11) directors.

	☐	☐	☐
	Consent	Withhold Consent	Abstain

2.	Amend the Bylaws to allow newly created directorships resulting from an increase in the size of the Board to be filled by a vote of the stockholders.

	☐	☐	☐
	Consent	Withhold Consent	Abstain

3.
Upon the approval of Proposals 1 and 2, elect each of [____________],[____________],[____________],[____________], and [____________] (the “Nominees”) to serve as directors of the Company (or, if any such Nominee is unable or unwilling to serve as a director of the Company, any other person designated as a nominee by Iroquois).

	☐	☐	☐
	Consent	Withhold Consent	Abstain

INSTRUCTION: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE ELECTION OF ALL THE PERSONS NAMED IN PROPOSAL NO. 3, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO CONSENT TO THE ELECTION OF CERTAIN OF THE PERSONS NAMED IN PROPOSAL NO. 3, BUT NOT ALL OF THEM, CHECK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH ELECTED IN THE SPACE PROVIDED BELOW.

4.
Repeal any provision of the Bylaws adopted by the Board in effect at the time this proposal becomes effective that was not included in the Bylaws as of the date of the initial filing of the Consent Solicitation and prohibit the Board from further amending the Bylaws prior to the next annual meeting.

	☐	☐	☐
	Consent	Withhold Consent	Abstain

Proposal 1, Proposal 2, and Proposal 4 are not subject to, or conditioned upon, the effectiveness of the other Proposals. The effectiveness of Proposal 3 is conditioned upon the effectiveness of Proposal 1 and Proposal 2. If the size of the Board is not increased, and there are no vacancies to fill, the Nominees cannot be elected pursuant to Proposal 3.

IN THE ABSENCE OF DISSENT OR ABSTENTION BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.

IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED.

Date:	2016

Signature

Signature (if held jointly)

Title(s):

Please sign exactly as name appears on stock certificates or on label affixed hereto. When Shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

THIS SOLICITATION IS BEING MADE BY IROQUOIS AND NOT ON BEHALF OF THE COMPANY.

PLEASE SIGN, DATE AND MAIL YOUR CONSENT PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.